UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 15, 2011

Lenco Mobile Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Chapala Street, Santa Barbara, California	93101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 308-9199

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On June 15, 2011, Lenco Mobile Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s offices located at 345 Chapala Street, Santa Barbara, California 93101. As of April 28, 2011, the record date for the Annual Meeting, there were 70,624,382 shares of our common stock outstanding. Each share of our common stock was entitled to one vote at the Annual Meeting. In addition, as of the record date, there were 107,500 shares of our Series A Convertible Preferred Stock outstanding representing the right to 7,421,695 votes at the Annual Meeting. Accordingly, there were shares of our common stock and Series A Convertible Preferred Stock representing 78,046,077 votes eligible to vote at Annual Meeting. Shares of our common stock and Series A Convertible Preferred Stock representing 50,491,889 votes were represented at the Annual Meeting in person or by proxy, constituting a quorum for the Annual meeting. The proposals presented at the Annual Meeting and voting results for the same are set forth below:

Proposal 1 – Election of Directors

By the votes reflected below, our stockholders elected the following individuals to serve as directors until the 2012 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas Banks	49,963,488	528,401	0	0
Philip B. Harris	50,178,689	313,200	0	0
Michael Levinsohn	50,178,689	313,200	0	0
James L. Liang	50,178,689	313,200	0	0
Ronald Wagner	50,158,489	333,400	0	0

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

By the votes reflected below, our stockholders ratified the appointment of SingerLewak as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,989,740	215,700	1,286,449	0

Proposal 3 – Advisory Vote on Executive Compensation

By the votes reflected below, our stockholders approved the Company’s executive compensation for the fiscal year ended December 31, 2011, as set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on May 2, 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,153,389	265,900	10,600	0

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Proposal 4 – Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

By the votes reflected below, our stockholders voted in favor of the Company taking an advisory stockholder vote on the Company’s executive compensation every three years:

Three Years	Two Years	One Year	Abstentions	Broker Non-Votes
47,570,718	1,276,533	1,332,938	311,700	0

Item 7.01.                      Regulation FD Disclosure.

The Company’s management presented the information attached hereto as Exhibit 99.1 at the conclusion of the Annual Meeting.  A copy of the investor presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

The information contained in the slides is summary information that is intended to be considered in the context of the Company’s filings with the SEC and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01.                      Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Investor Presentation dated June 15, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 15, 2011	LENCO MOBILE INC. By: /s/ Thomas Banks Thomas Banks Chief Financial Officer

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